SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):    November 13, 2003



                            ONLINE POWER SUPPLY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





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           Nevada                        00-29669                 84-1176494
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)
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                       8100 South Akron Street, Suite 308
                            Englewood, Colorado 80112
                    ----------------------------------------
                    (Address of principal executive offices)




                                 (303) 741-5641
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

     On November 13, 2003, Online Power Supply, Inc. issued a press release announcing that Stephen W. Sehnert had been named as the company's Chief Financial Officer. A copy of the press release is furnished with this report as
Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                        Description
-----------                        -----------

99.1                               Press release dated November 13, 2003


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ONLINE POWER SUPPLY, INC.



Date:  November 14, 2003                    By: /s/ Gary A. Young
                                                --------------------------------
                                                Gary A. Young
                                                Chief Executive Officer